NATIONAL COLLEGIATE STUDENT LOAN TRUST 2005-1

   CLOSING DATE: FEBRUARY 23, 2005
   MONTHLY DISTRIBUTION REPORT


   COLLECTION PERIOD                              05/01/05     TO     05/31/05
   MONTHLY DISTRIBUTION DATE                      06/27/05
   VOLUME 3

   -----------------------------------------------------------------------------
I     ASSET AND LIABILITY SUMMARY

A     STUDENT LOAN PORTFOLIO                                       04/30/05               CHANGE              05/31/05
                                                         ------------------   ------------------    ------------------
   1  Student Loan Principal                             $   703,015,611.98   $    (1,887,395.95)   $   701,128,216.03
   2  Student Loan Accrued Interest + Accrued Late Fees  $    14,260,749.12   $     3,234,953.55    $    17,495,702.67
                                                         ------------------   ------------------    ------------------
   3  Pool Balance                                       $   717,276,361.10   $     1,347,557.60    $   718,623,918.70
                                                         ------------------   ------------------    ------------------

   4  Weighted Average Coupon (WAC)                                    6.69%                0.00%                 6.69%
   5  Weighted Average Maturity (WAM)                          262.7 Months          -1.3 Months          261.5 Months
   6  Number of Loans                                                67,697                 -104                67,593
   7  Number of Borrowers                                            60,976                  -99                60,877


B.    TRUST ACCOUNTS AND TERI PLEDGE FUND                          04/30/05               CHANGE              05/31/05
                                                         ------------------   ------------------    ------------------
   1  Collection Account + Collections Receivable Account$     2,459,354.72   $       235,797.29    $     2,695,152.01
   2  Reserve Account (at market value)                  $   179,335,828.59   $      (821,507.43)   $   178,514,321.16

                                                         ------------------   ------------------    ------------------
   3  Total Trust Accounts                               $   181,795,183.31   $      (585,710.14)   $   181,209,473.17

   4  TERI Pledge Fund (at market value)                 $    41,736,920.43   $       181,707.01    $    41,918,627.44

   5  Total Trust Accounts and TERI Pledge Fund          $   223,532,103.74   $      (404,003.13)   $   223,128,100.61

   6  Pool Balance + Trust Accounts                      $   899,071,544.41   $       761,847.46    $   899,833,391.87

   7  Pool Balance + Trust Accounts + TERI Pledge Fund   $   940,808,464.84   $       943,554.47    $   941,752,019.31

   8  Has a Specified Reserve Account Balance date occurred ?
         No - first date is March 2006
      Trigger Tests:
      Is the Note Parity Ratio less than 101%?   Yes
      Is the Cumulative Gross Default Rate greater than 10%?   No
      Is the Cumulative Gross Default Rate greater than 15%? No Is Prior Period Trust Assets > 103% of Note Principal? No

C.

     SECURITIES         CUSIP            INDEX         SPREAD         04/30/05         CHANGE
     --------------------------------------------------------------------------------------------
 1   Class A-1        63543PBD7        1M LIBOR        0.06%       $ 248,400,884.45      $ -
 2   Class A-2        63543PBE5        1M LIBOR        0.09%       $ 127,000,000.00      $ -
 3   Class A-3        63543PBF2        1M LIBOR        0.14%       $ 157,240,000.00      $ -
 4   Class A-4        63543PBG0        1M LIBOR        0.24%       $ 159,720,000.00      $ -
 5   Class A-5 (a)  63543PBM7 & BN5    1M LIBOR        0.48%       $ 163,830,000.00      $ -
 6   Class A-IO       63543PBP0          Fixed         6.75%              (b)            $ -
 7   Class B  (c)     63543PBK1        1M LIBOR        0.38%       $  46,360,000.00      $ -
 8   Class C  (c)     63543PBL9        1M LIBOR        0.70%       $  48,370,000.00      $ -
     --------------------------------------------------------------------------------------------
 9   Total                                                         $ 950,920,884.45      $ -
       Securities
     --------------------------------------------------------------------------------------------
[TABLE CONTINUED]


     SECURITIES      05/31/05           CHANGE       06/27/05        % OF SECURITIES
     -------------------------------------------------------------------------------
 1   Class A-1     $ 248,400,884.45       $ -      $ 248,400,884.45     26.12%
 2   Class A-2     $ 127,000,000.00       $ -      $ 127,000,000.00     13.36%
 3   Class A-3     $ 157,240,000.00       $ -      $ 157,240,000.00     16.54%
 4   Class A-4     $ 159,720,000.00       $ -      $ 159,720,000.00     16.80%
 5   Class A-5 (a) $ 163,830,000.00       $ -      $ 163,830,000.00     17.23%
 6   Class A-IO          (b)              $ -           (b)              0.00%
 7   Class B  (c)  $  46,360,000.00       $ -      $  46,360,000.00      4.88%
 8   Class C  (c)  $  48,370,000.00       $ -      $  48,370,000.00      5.09%
     -------------------------------------------------------------------------------
 9   Total         $ 950,920,884.45       $ -      $ 950,920,884.45    100.00%
     Securities
     -------------------------------------------------------------------------------


(a)      Class A-5 Securities include Class A-5-1 and A-5-2.
(b) The notional amount, in effect thru December 2009, for Class A-IO (interest-only) equals the aggregate principal amount of the Class A-5 Securities.
(c) The Stepdown Date is the April 2011 Distribution Date. At the Stepdown Date principal payments made on the Class B and Class C Securities may begin to be paid pro-rata with the Class A Securities. See the prospectus for complete information concerning the Stepdown Date.

NATIONAL COLLEGIATE STUDENT LOAN TRUST 2005-1
-------------------------------------------------------------------------------

II TRANSACTIONS AND ACCRUALS                                   FROM 5/1/05 TO 5/31/05
----------------------------                                   ----------------------

A.    STUDENT LOAN CASH PRINCIPAL ACTIVITY
   1  Principal Payments Received                                  $   (1,707,212.17)
   2  Principal Claims from Guarantor                              $      (24,398.54)
   3  Repurchased Principal                                        $              --
   4  New Loan Additions                                           $              --
   5  Other Adjustments (cancellations, consolidations and other)  $     (200,156.28)
------------------------------------------------------------------------------------
   6  Total Principal Collections                                  $   (1,931,766.99)
------------------------------------------------------------------------------------

B.    STUDENT LOAN NON-CASH PRINCIPAL ACTIVITY

   1  Capitalized Interest                                         $       80,364.69
   2  Realized Losses                                              $              --
   3  New Loan Additions                                           $              --
   4  Other Adjustments                                            $      (35,993.65)
------------------------------------------------------------------------------------
   5  Total Non-Cash Principal Activity                            $       44,371.04
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
C.    TOTAL STUDENT LOAN PRINCIPAL ACTIVITY (II.A.6 + II.B.5)      $   (1,887,395.95)
------------------------------------------------------------------------------------

D.    STUDENT LOAN CASH INTEREST ACTIVITY
   1  Interest Payments Received                                   $     (671,464.53)
   2  Interest Claims from Guarantor                               $         (198.39)
   3  Repurchased Interest                                         $             --
   4  New Loan Additions                                           $             --
   5  Late Fees                                                    $         (307.85)
   6  Other Adjustments (cancellations, consolidations and other)  $         (754.29)
------------------------------------------------------------------------------------
   7  Total Interest Collections                                   $     (672,725.06)
------------------------------------------------------------------------------------

E.    STUDENT LOAN NON-CASH INTEREST ACTIVITY
   1  Interest Accruals                                            $    3,986,630.05
   2  Capitalized Interest                                         $      (80,364.69)
   3  Realized Losses                                              $             --
   4  Other Adjustments                                            $          798.20
   5  Non-Cash Late Fees                                           $          615.05
------------------------------------------------------------------------------------
   6  Total Non-Cash Interest Activity                             $    3,907,678.61
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
F.    TOTAL STUDENT LOAN INTEREST ACTIVITY (II.D.7 + II.E.6)       $    3,234,953.55
------------------------------------------------------------------------------------

   NATIONAL COLLEGIATE STUDENT LOAN TRUST 2005-1

III     COLLECTION ACCOUNT ACTIVITY                                                                      FROM 5/1/05 TO 5/31/05
          ---------------------------------------------------------------------------------------------------------------------
   A.     COLLECTION ACCOUNT
       1  Collections by Servicers                                                                              $ 2,579,587.27
       2  Claim Payments from Guarantor                                                                         $    24,596.93
       3  Liquidation Proceeds and Recoveries                                                                   $            -
       4  Sale Proceeds                                                                                         $            -
       5  Investment Earnings on Trust Accounts                                                                 $   432,945.26
       6  Excess of Specified Reserve Account Balance                                                           $            -
       7  Other Receipts (Late Fees and Other)                                                                  $       229.64
       8  Prior Month Allocation                                                                                $    90,380.00
       9  Loans Purchased (Payment remitted in May but not yet
            reflected by Servicer)                                                                              $    (6,114.43)
          ---------------------------------------------------------------------------------------------------------------------
       10 Total Available Funds                                                                                 $ 3,121,624.67
          ---------------------------------------------------------------------------------------------------------------------


   B.     ALLOCATIONS THRU 5/31/05 WITH PAYMENTS AND DISTRIBUTIONS
            FOR 6/2                                                        TOTAL AVAILABLE        REMAINING          RESERVE
                                                                                FUNDS               FUNDS            TRANSFER
                                                                           $ 3,121,624.67     $ 3,121,624.67
       1  Payment of Trust Expenses, Servicer, Administrator, Paying Agent
            and Back-up Administrator
               (a) Payment of Trust Expenses                               $            -     $ 3,121,624.67    $            -
               (b) Payment of Servicing Fees                               $    92,491.74     $ 3,029,132.93    $            -
               (c) Payment of Administration Fees                          $    29,213.68     $ 2,999,919.25    $            -
               (d) Payment to Irish Paying Agent                                      $ -     $ 2,999,919.25    $            -
               (e) Payment of Back-up Administration Fees                  $     1,000.00     $ 2,998,919.25    $            -
       2  Allocation of Trust Expenses, Servicer, Administrator, Paying
            Agent and Back-up Administrator
               (a) Allocation of Trust Expenses                            $            -     $ 2,998,919.25    $            -
               (b) Allocation of Servicing Fees                            $    91,339.76     $ 2,907,579.49    $            -
               (c) Allocation of Administration Fees                       $            -     $ 2,907,579.49    $            -
               (d) Allocation to Irish Paying Agent                        $            -     $ 2,907,579.49    $            -
               (e) Allocation of Back-up Administration Fees               $            -     $ 2,907,579.49    $            -
       3  Payment to TERI Pledge Fund, additional Guaranty Fees            $            -     $ 2,907,579.49    $            -
       4  Allocation to TERI Pledge Fund, additional Guaranty Fees         $    48,367.64     $ 2,859,211.85    $            -
       5  Payment of Interest Distribution Amount to Class A Securities:
               (a) Class A-1                                               $   717,257.55     $ 2,141,954.30    $            -
               (b) Class A-2                                               $   370,205.00     $ 1,771,749.30    $            -
               (c) Class A-3                                               $   465,561.43     $ 1,306,187.87    $            -
               (d) Class A-4                                               $   487,545.30     $   818,642.57    $            -
               (e) Class A-5                                               $   536,133.68     $   282,508.89    $            -
               (f) Class A-IO                                              $   921,543.75     $            -    $   639,034.86
       6  Payment of Interest Distribution Amount to Class B Securities:
               (a) Class B                                                 $   147,463.43     $            -    $   786,498.29
       7  Payment of Interest Distribution Amount to Class C Securities:
               (b) Class C                                                 $   168,045.44     $            -    $   954,543.73
       8  Payment to Reserve Account up to Specified Reserve Account
            Balance                                                        $            -     $            -    $            -
       9  Payment to TERI, to Purchase Rehabilitated Loans                 $            -     $            -    $            -
       10 Payment of Principal Distribution Amount to Class A Securities:
               (a) Class A-1                                               $            -     $            -    $            -
               (b) Class A-2                                               $            -     $            -    $            -
               (c) Class A-3                                               $            -     $            -    $            -
               (d) Class A-4                                               $            -     $            -    $            -
               (e) Class A-5                                               $            -     $            -    $            -
       11 Payment of Principal Distribution Amount to Class B Securities:
               (a) Class B                                                 $            -     $            -    $            -
       12 Payment of Principal Distribution Amount to Class C Securities:
               (b) Class C                                                 $            -     $            -    $            -
       13 Payment of any Unreimbursed Advances:                            $            -     $            -    $            -
               (a) Payment of Trust Expenses                               $            -     $            -    $            -
               (b) Payment of Servicing Fees                               $            -     $            -    $            -
               (c) Payment of Administration Fees                          $            -     $            -    $            -
               (d) Payment of Irish Paying Agent                           $            -     $            -    $            -
               (e) Payment of Back-up Administration Fees                  $            -     $            -    $            -
               (f) Payment to First Marblehead Corporation                 $            -     $            -    $            -
       14 On and after 10% Pool Balance Distribution Date,                 $            -     $            -    $            -
               (a) Is a Turbo Parity Trigger in effect?                          No
               (b) Has a TERI Turbo Trigger occurred?                            No
       15 Remaining Funds to owner trust certificateholders                $            -     $            -    $            -

NATIONAL COLLEGIATE STUDENT LOAN TRUST 2005-1

--------------------------------------------------------------------------------------------------------------
IV    PARITY CALCULATIONS (EXCLUEDS TERI PLEDGE FUND)                                   4/30/05        5/31/05
--------------------------------------------------------------------------------------------------------------
      1     Senior Parity (Pool Balance + Trust Accounts / Class A Securities)(a)       105.01%        105.10%
      2     Total Parity (Pool Balance + Trust Accounts / Securities)(a)                 94.55%         94.63%
--------------------------------------------------------------------------------------------------------------

(a) Parity ratio calculations include all Securities including A-5-2 securities.



V     PORTFOLIO CHARACTERISTICS BY PAYMENT STATUS

---------------------------------------------------------------------------------------------------------------------------
                                                        WAC                    # OF LOANS                    %
                                             ------------------------------------------------------------------------------
PAYMENT STATUS                                 04/30/05    05/31/05     04/30/05     05/31/05     04/30/05     05/31/05
---------------------------------------------------------------------------------------------------------------------------
INTERIM (1)
          In School                             6.67%        6.67%           60,102      59,792    88.78%       88.46%
---------------------------------------------------------------------------------------------------------------------------
TOTAL INTERIM                                                                60,102      59,792    88.78%       88.46%
---------------------------------------------------------------------------------------------------------------------------
REPAYMENT
          ACTIVE
                   Current                      6.82%        6.81%            7,291       7,344    10.77%       10.87%
                   31-60 Days Delinquent        6.56%        7.06%               54         182     0.08%        0.27%
                   61-90 Days Delinquent        7.17%        7.02%               95          74     0.14%        0.11%
                   91-120 Days Delinquent       7.24%        7.24%               24          55     0.04%        0.08%
                   121-150 Days Delinquent      7.74%        6.98%                9           9     0.01%        0.01%
                   151-180 Days Delinquent      7.39%        7.42%               11          10     0.02%        0.01%
                   > 180 Days Delinquent        0.00%        7.48%                -           9     0.00%        0.01%

          FORBEARANCE                           6.29%        6.37%              111         118     0.16%        0.17%
---------------------------------------------------------------------------------------------------------------------------
TOTAL REPAYMENT                                                               7,595       7,801    11.22%       11.54%
---------------------------------------------------------------------------------------------------------------------------
GRAND TOTAL                                                                  67,697      67,593   100.00%      100.00%
---------------------------------------------------------------------------------------------------------------------------
[TABLE CONTINUED]

----------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL AMOUNT                         %
                                             -------------------------------------------------------------
PAYMENT STATUS                                  04/30/05           05/31/05       04/30/05     05/31/05
----------------------------------------------------------------------------------------------------------
INTERIM (1)
          In School                          $ 609,340,393.39  $ 605,870,461.73    86.68%       86.41%
----------------------------------------------------------------------------------------------------------
TOTAL INTERIM                                $ 609,340,393.39  $ 605,870,461.73    86.68%       86.41%
-----------------------------------------------------------------------------------------------------------
REPAYMENT
          ACTIVE
                   Current                   $  90,602,854.39  $  90,479,802.44    12.89%       12.90%
                   31-60 Days Delinquent     $     625,870.05  $   1,946,991.21     0.09%        0.28%
                   61-90 Days Delinquent     $     834,527.38  $     771,605.21     0.12%        0.11%
                   91-120 Days Delinquent    $     258,528.54  $     506,744.57     0.04%        0.07%
                   121-150 Days Delinquent   $     131,514.74  $     101,002.76     0.02%        0.01%
                   151-180 Days Delinquent   $     144,944.32  $     120,369.98     0.02%        0.02%
                   > 180 Days Delinquent     $             -   $     136,995.56     0.00%        0.02%

          FORBEARANCE                        $   1,076,979.17  $   1,194,242.57     0.15%        0.17%
-----------------------------------------------------------------------------------------------------------
TOTAL REPAYMENT                              $  93,675,218.59  $  95,257,754.30    13.32%       13.59%
-----------------------------------------------------------------------------------------------------------
GRAND TOTAL                                  $ 703,015,611.98  $ 701,128,216.03   100.00%      100.00%
-----------------------------------------------------------------------------------------------------------

(1) Loans in Interim Status have not yet had a scheduled payment.

NATIONAL COLLEGIATE STUDENT LOAN TRUST 2005-1
--------------------------------------------------------------------------------
VI      PORTFOLIO CHARACTERISTICS BY BORROWER TYPE AND SCHOOL TYPE

-----------------------------------------------------------------------------------------------------------------
                                                       04/30/05                           05/31/05
                                        -------------------------------------------------------------------------
Borrower Type                           PRINCIPAL AMOUNT         %         PRINCIPAL AMOUNT            %
-----------------------------------------------------------------------------------------------------------------
Creditworthy Cosigned Loans             $ 561,685,368.50        79.90%     $ 560,299,103.49               79.91%
Creditworthy Non-Cosigned Loans         $ 116,545,619.69        16.58%     $ 116,073,865.25               16.56%
Creditready Loans                       $  24,784,623.79         3.53%     $  24,755,247.29                3.53%
-----------------------------------------------------------------------------------------------------------------
TOTAL                                   $ 703,015,611.98       100.00%     $ 701,128,216.03              100.00%
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                       04/30/05                           05/31/05
                                        -------------------------------------------------------------------------
School Type                             PRINCIPAL AMOUNT         %         PRINCIPAL AMOUNT            %
-----------------------------------------------------------------------------------------------------------------
2 Year Private                          $   8,132,826.11         1.16%     $   8,595,332.94                1.23%
2 Year Public                           $  73,396,689.39        10.44%     $  73,231,184.50               10.44%
4 Year Private                          $ 190,315,968.91        27.07%     $ 189,877,161.37               27.08%
4 Year Public                           $ 268,531,558.61        38.20%     $ 268,079,392.75               38.24%
Graduate                                $  92,929,248.61        13.22%     $  92,713,711.93               13.22%
K-12                                    $  19,093,260.87         2.72%     $  18,667,902.87                2.66%
Proprietary                             $  39,606,742.89         5.63%     $  39,076,519.78                5.57%
N/A                                     $  11,009,316.59         1.57%     $  10,887,009.89                1.55%
-----------------------------------------------------------------------------------------------------------------
TOTAL                                   $ 703,015,611.98       100.00%     $ 701,128,216.03              100.00%
-----------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                                                   4/30/05              5/31/05
                                                             ------------------------------------------
                                                               PRINCIPAL AMOUNT     PRINCIPAL AMOUNT
-------------------------------------------------------------------------------------------------------
A.  Cumulative Claims Filed to TERI(1)                                $ 51,628.11         $ 102,117.75

B.  Cumulative Gross Default Rate (2)                                        0.05%                0.10%

C.  Claims Cancelled (Non-Default)                                    $  2,038.66         $   2,038.66

D.  Cumulative Net Default Rate (3)                                          0.05%                0.10%

E.  Cumulative Claim Payments Made by TERI                            $  9,500.00         $  33,898.54

F.  Claims in Process                                                 $ 40,089.45         $  66,180.55

G.  Cumulative net loss, claims rejected, aged 24 months or more      $         -         $          -

H.  Is TERI Principal Trigger in effect?                                      No                    No
    Is TERI Turbo Trigger in effect?                                          No                    No

--------------------------------------------------------------------------------
(1) Cumulative principal balance of student loans subject to a TERI guaranty event as of the last day of the Collection Period.
(2) Section VII.A divided by the principal balance of all Student Loans that have entered repayment status plus cumulative principal payments received by the Trust.
(3) Section VII.A adjusted by ( C ) Claims Cancelled and returned to a non-default status divided by the cumulative principal balance defined in footnote (2).